MERIDIAN VALUE FUND
                                                 July 24, 1997

To Our Shareholders:

The Meridian Value Fund's net asset value per share at June 30 1997, was $17.40. This represents a total return of 20.6% for the fiscal year ended June 30, 1997 and 17.2% for the calendar year to date. The Fund's total return and average annual compounded rate of return for the two years ended June 30, 1997, were 79.8% and 34.1%, respectively. Prior to June 30, 1995, the Fund's cash position was approximately 50%, as it was in the start-up process of becoming fully invested. The total return and average annual compounded rate of return for the S.&P 500, with dividends reinvested, for the two years ended June 30, 1997, were 69.6% and 30.2%, respectively. The Fund's net assets at the close of the quarter were invested 1.6% in cash and other assets less liabilities and 98.4% in stocks. Total net assets were $7,340,110 and there were 198 shareholders.

Stocks posted a major gain during the quarter ending June 30, reflecting favorable economic conditions. The S&P 500 with dividends reinvested, gained
17.4 percent; the NASDAQ 18.0 percent and the Russell 2000 15.7 percent. Large capitalization companies continue to outperform their smaller counterparts. Year to date the S&P 500 with dividends reinvested is ahead 20.6 percent, the NASDAQ
11.7 percent and the Russell 2000 9.3 percent. This is the tenth consecutive quarterly advance for the S&P 500. The last decline took place during the fourth quarter of 1994 and was less than one percent. The Dow Jones Bond Index advanced modestly as interest rates declined. The five-year government bond yield dropped from 6.8 percent to 6.4 percent during the quarter.

It is hard to imagine a more favorable economic backdrop for stocks. Economic growth moderated to approximately two percent during the second quarter while interest rates declined and inflation slowed to an annual rate of about two percent. The economic cycle is in its seventh year, but consumer confidence remains high, unemployment is low, corporate profits are growing, stock prices are at record levels and leading economic indicators portend more growth ahead. Labor markets are tight, but otherwise, there are no major storm clouds on the economic horizon. Things can change quickly, but we expect continued growth through the first half of 1998.

We believe that stock prices reflect the favorable economic conditions described above. The price earnings ratio, price to book and dividend yield for the S&P 500, the primary measures of valuation, are all near or at the high end of their historical range. The stock prices of such excellent companies as Microsoft, Coca Cola, General Electric, Gillette, etc., in our opinion, more than adequately reflect their respective growth prospects. The valuations on small companies are relatively better if we compare their expected growth rates to those of the large S&P 500 type of company. However, they are not cheap by historical measures. We continue to research companies with improving prospects and reasonable valuations, and will strive to remain fully invested.

During the quarter we purchased shares in Cooker Restaurants, Coventry Corporation, General Instruments, IMCO Recycling, InFocus Systems, Information Resources, Marisa Christina, Mazel Stores, Mylan Laboratories, Network Equipment Technologies, Optical Coating Labs, Sunrise Medical, Telxon, Valley National Gases, VLSI Technology, and Wonderware. We also increased our position in EZCorp. We sold our positions in Aldila, Apache, Ashworth, Broadway & Seymour, Burlington Coat Factory, Cornerstone Imaging, General Housewares, Griffon, Insituform Technologies, Paragon Trade Brands, Value City Department Stores, and Vintage Petroleum. Additionally, Seda Specialty Packaging was acquired, resulting in a substantial profit.

Valley National Gases (VNG) recently conducted a public offering. The company is a super-regional packager and distributor of industrial and specialty gases, welding equipment and supplies, and propane in the Mid-Atlantic and midwestern regions of the U.S. The domestic packaged gas distribution market is large, less cyclical than average, mature and consolidating; with low capital expenditure requirements and relatively price-insensitive customers. The favorable economics of the business could enable VNG to internally finance 15-20% annual revenue growth for the foreseeable future, mainly through acquisitions. Operational efficiencies derived from economies of scale could result in even higher annual earnings growth. Moreover, VNG itself represents an attractive acquisition candidate. The stock currently trades at less than 13X projected FY'98 after-tax free cash flow, a relatively inexpensive valuation in this environment.

We welcome those new shareholders who joined the Meridian Value Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                       Sincerely,

                                       /s/ Richard F. Aster, Jr.
                                       Richard F. Aster, Jr.

                                       /s/ Kevin O'Boyle
                                       Kevin O'Boyle

SCHEDULE OF INVESTMENTS
JUNE 30, 1997
================================================================================

                                                                    Shares       Value
                                                                    ------     ----------
     COMMON STOCK - 98.4%
       AGRICULTURE - 2.0%
          IMC Global, Inc..*......................................   4,200       $147,000
       APPAREL/SHOE - 10.6%
          Fossil, Inc.. ..........................................  11,600        205,900
          Marisa Christina, Incorporated..........................  19,200        180,000
          Maxwell Shoe Company, Inc. - Class A....................  17,700        216,825
          Norton McNaughton, Inc. ................................  36,000        175,500
       CONSUMER FINANCE - 10.2%
          EZCORP, Inc. ...........................................  56,700        567,000
          Fingerhut Companies, Inc. ..............................  10,400        181,350
       CONSUMER PRODUCTS - 4.8%
          Perrigo Company.........................................  15,100        188,750
          The Scotts Company......................................   5,700        165,300
       HEALTH SERVICES - 16.4%
          Coventry Corporation....................................  12,400        187,550
          Marquette Medical Systems, Inc. - Class A...............   7,200        158,400
          Mylan Laboratories Inc.*................................  11,000        162,250
          NovaCare, Inc. .........................................  11,400        158,175
          Staff Builders, Inc. - Class A..........................  68,900        159,331
          Sullivan Dental Products, Inc.*.........................  10,700        195,275
          Sunrise Medical Inc. ...................................  12,300        186,037
       INDUSTRIAL PRODUCTS - 14.7%
          IMCO Recycling Inc. ....................................  10,100        190,637
          In Focus Systems, Inc. .................................   7,400        189,625
          Optical Coating Laboratory, Inc. .......................  16,100        217,350
          Sensormatic Electronics Corporation*....................   9,300        119,737
          Telxon Corporation......................................   9,400        169,200
          Valley National Gases Incorporated......................  18,100        190,050

    The accompanying notes are an integral part of the financial statements.

JUNE 30, 1997
================================================================================

                                                                    Shares       Value
                                                                    ------     ----------

     COMMON STOCK (continued)
       INDUSTRIAL SERVICES - 2.1%
          Information Resources, Inc. ............................  10,700       $151,138
       RESTAURANTS - 2.2%
          Cooker Restaurant Corporation...........................  15,100        161,381
       RETAIL - 16.6%
          Fabri-Centers of America, Inc. - Class B................  27,500        642,813
          Mazel Stores, Inc. .....................................  11,600        203,000
          Shoe Carnival, Inc. ....................................  18,400        184,000
          Toys "R" Us, Inc. ......................................   5,300        185,500
       TECHNOLOGY - 11.6%
          MicroAge, Inc. .........................................   8,300        152,513
          Quantum Corporation*....................................   8,800        179,300
          Systems & Computer Technology Corporation...............   6,300        168,525
          VLSI Technology, Inc. ..................................   7,600        179,550
          Wonderware Corporation..................................  12,100        170,913
       TELECOMMUNICATIONS/CABLE EQUIPMENT - 7.2%
          General Instrument Corporation..........................   6,500        162,500
          Network Equipment Technologies, Inc. ...................  11,000        198,000
          Scientific-Atlanta, Inc.*...............................   7,800        170,625
                                                                                ---------
       TOTAL COMMON STOCK
       (Identified cost $5,941,854).......................................      7,221,000
                                                                                ---------
     CASH AND OTHER ASSETS LESS LIABILITIES - 1.6%........................        119,110
                                                                                ---------
     NET ASSETS - 100%....................................................     $7,340,110
                                                                                =========
     Shares of capital stock outstanding..................................        421,841
                                                                                =========
     Net asset value per share............................................         $17.40
                                                                                =========

      * income producing

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
================================================================================

     ASSETS
       Investments (Cost $5,941,854)........................................   $7,221,000
       Cash and cash equivalents............................................      252,940
       Receivables for:
          Securities sold...................................................       61,140
          Sales of capital stock............................................            0
          Dividends.........................................................          566
          Reimbursement from Investment Advisor.............................          360
          Interest..........................................................        1,126
       Prepaid expenses.....................................................          132
                                                                               ----------
          TOTAL ASSETS......................................................    7,537,264
                                                                               ----------

     LIABILITIES
       Payables For:
          Securities purchased..............................................      174,681
          Capital stock repurchased.........................................        1,920
          Accrued expenses..................................................       20,553
                                                                               ----------
          TOTAL LIABILITIES.................................................      197,154
                                                                               ----------
     NET ASSETS.............................................................   $7,340,110
                                                                               ==========
     Shares of capital stock outstanding, par value $.01 (25,000,000 shares
       authorized)..........................................................      421,841
                                                                               ==========
     Net asset value per share (offering and redemption price)..............       $17.40
                                                                               ==========
     Net assets consist of:
       Paid in capital......................................................   $5,638,580
       Accumulated net realized gain........................................      422,384
       Net unrealized appreciation on investments...........................    1,279,146
                                                                               ----------
                                                                               $7,340,110
                                                                               ==========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1997
================================================================================

     INVESTMENT INCOME
       Dividends................................................    $16,020
       Interest.................................................     14,434
                                                                   --------
            Total investment income.............................                   $30,454
     EXPENSES
       Investment advisory fees.................................     55,055
       Transfer agent fees......................................     26,390
       Pricing fees.............................................     24,090
       Registration and filing fees.............................     14,730
       Professional fees........................................     11,433
       Custodian fees...........................................      9,830
       Reports to shareholders..................................      8,815
       Directors' fees and expenses.............................      2,004
       Miscellaneous expenses...................................      1,984
                                                                   --------
            Total expenses......................................    154,331
            Less: Reimbursement by Investment Advisor...........    (15,883)
                                                                   --------
                 Net expenses...................................                   138,448
                                                                                  --------
       Net investment loss......................................                  (107,994)
     NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gain on investments.........................    508,543
       Net increase in unrealized appreciation on investments...    805,771
                                                                   --------
       Net realized and unrealized gains on investments.........                 1,314,314
                                                                                  --------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $1,206,320
                                                                                  ========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                   Year Ended       Year Ended
                                                                 June 30, 1997    June 30, 1996
                                                                 --------------   --------------
     OPERATIONS
     Net investment loss......................................      ($107,994)        ($22,062)
     Net realized gain on investments.........................        508,543          295,152
     Net increase in unrealized appreciation of investments...        805,771          421,643
                                                                   ----------        ---------
       Net increase from operations...........................      1,206,320          694,733
                                                                   ----------        ---------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income.....................              0                0
     Distributions from net realized capital gains............       (249,400)               0
                                                                   ----------        ---------
       Total distributions....................................       (249,400)               0
                                                                   ----------        ---------
     CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of stock..............................      3,893,443        2,262,308
     Reinvestment of distributions............................        244,328                0
     Less: redemptions........................................     (1,226,088)        (200,555)
                                                                   ----------        ---------
       Increase resulting from capital share transactions.....      2,911,683        2,061,753
                                                                   ----------        ---------
     Total increase in net assets.............................      3,868,603        2,756,486
     NET ASSETS
     Beginning of year........................................      3,471,507          715,021
                                                                   ----------        ---------
     End of year..............................................     $7,340,110       $3,471,507
                                                                   ==========        =========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================

                                                                For the fiscal year ended June 30,
                                                        ---------------------------------------------------
                                                           1997           1996          1995         1994
                                                        ----------     ----------     --------     --------
Net Asset Value - Beginning of year..................       $15.32         $10.27        $9.87       $10.00
                                                        ----------     ----------     --------     --------
Income from Investment Operations
-----------------------------------
Net Investment (Loss) Income.........................        (0.26)         (0.10)       (0.04)        0.00
Net Gains or Losses on Securities (both realized and
  unrealized)........................................         3.20           5.15         0.44        (0.13)
                                                        ----------     ----------     --------     --------
Total From Investment Operations.....................         2.94           5.05         0.40        (0.13)
                                                        ----------     ----------     --------     --------
Less Dividends and Distributions
-------------------------------
Dividends from net investment income.................         0.00           0.00         0.00         0.00
Distribution from net realized capital gains.........        (0.86)          0.00         0.00         0.00
                                                        ----------     ----------     --------     --------
Total Dividends and Distributions....................        (0.86)          0.00         0.00         0.00
                                                        ----------     ----------     --------     --------
Net Asset Value - End of Period......................       $17.40         $15.32       $10.27        $9.87
                                                        ==========     ==========     ========     ========
Total Return.........................................       20.55%+        49.17%+       4.05%+      (1.30%)+
                                                        ==========     ==========     ========     ========
Ratios/Supplemental Data
-------------------------
Net Assets, End of Period............................   $7,340,110     $3,471,507     $715,021     $391,538
Ratio of Expenses to Average Net Assets..............        2.51%*         2.55%*       2.78%*       1.28%*
Ratio of Net Investment Loss to Average Net Assets...       (1.96%)*       (1.36%)*      (.58%)*      (.07%)*
Portfolio Turnover Rate..............................         144%           125%          77%         194%
Average Commission Paid Per Share....................    $0.0572**      $0.0559**           --           --
(+)   From commencement of operations on February 10, 1994.
+     The total returns would have been lower had certain expenses not been reduced during the periods shown.
*     Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47%, 14.64% and
      11.22%, and the ratio of net investment income to average net assets would have been a loss of
      2.25%, 5.28%, 12.44% and 10.02%, respectively.
**    A fund is required to disclose its average commission rate per share for security trades on which commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns, or spreads on shares traded on a principle basis, if any. This disclosure is required by the SEC and was effective beginning in 1996.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 1997
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc., (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

   a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized costs, which approximates market value.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $5,941,854 the aggregate gross unrealized appreciation is $1,473,611 and the aggregate gross unrealized depreciation is $194,465 resulting in net unrealized appreciation of $1,279,146.

   c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

   f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

   g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

FOR THE YEAR ENDED JUNE 30, 1997
================================================================================

2. RELATED PARTIES AND ADVISORY FEE AND EXPENSE LIMITATION: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for the 12 month period beginning November 1, 1996 through October 31, 1997. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of June 30, 1997, was 19.38%.

    The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. During the fiscal year the federal government pre-empted the state's right to impose expense limitations as a result of the National Securities Markets Improvement Act of 1996. However, the Fund continues to use the most stringent expense limitation of 2 1/2% and will do so in the future as the Adviser has agreed to continue this practice. Reimbursements were $15,883 and advisory fee payable was $5,973 for the year ended June 30, 1997.

3. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the year ended June 30, 1997 and June 30, 1996, were as follows:

                                                                   1997        1996
                                                                  -------     -------
      Shares sold                                                 262,204     173,212
      Shares issued on reinvestment of distributions               17,540           0
                                                                  -------      ------
                                                                  279,744     173,212
      Shares redeemed                                             (84,575)    (16,140)
                                                                  -------      ------
      Net increase                                                195,169     157,072
                                                                  =======      ======

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Company who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 1997 was $1,000.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 1997 were $10,126,988 and $7,494,002 respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To the Board of Directors and Shareholders of Meridian Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Value Fund (one of the portfolios constituting Meridian Fund, Inc., hereafter referred to as the "Fund") at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years then ended, and for the period February 10, 1994 (commencement of operations) through June 30, 1994 in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
July 25, 1997

                                                  MERIDIAN VALUE FUND
================================================================================

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary
                                   Custodian
                                BANK OF NEW YORK
                               New York, New York
                      Transfer Agent and Disbursing Agent
                               FPS SERVICES, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662
                                    Counsel
                              MORRISON & FOERSTER
                           San Francisco, California
                                    Auditors
                                PRICE WATERHOUSE
                           San Francisco, California

                                 ANNUAL REPORT

                       [MERIDIAN FUND INCORPORATED(R) LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                                 JUNE 30, 1997